Exhibit 1.1

Braze, Inc.

Class A Common Stock

Underwriting Agreement

                         , 2021

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Barclays Capital Inc.

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Braze, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [●] shares and, at the election of the Underwriters, up to [●] additional shares of Class A Common Stock, par value $0.0001 per share (“Stock”), of the Company and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose, subject to the terms and conditions stated in this Agreement, to sell to the Underwriters an aggregate of [●] shares of Stock. The aggregate of [●] shares to be sold by the Company and the Selling Stockholders are herein called the “Firm Shares,” and the aggregate of [●] additional Shares to be sold by the Company are herein called the “Optional Shares.” The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares.”

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)        A registration statement on Form S-1 (File No. 333-260428) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and

Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(ii)        (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement) or any Selling Stockholder Information (as defined in Section 9(b) of this Agreement);

(iii)         For the purposes of this Agreement, the “Applicable Time” is [●] [a/p]m (Eastern time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule III(b) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;

(iv)     The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information or any Selling Stockholder Information;

(v)        Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case other than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (A) the exercise or settlement, if any, of stock options or restricted stock units (including any “net” or “cashless” exercises or settlements) or the award, if any, of stock options or restricted stock units, in each case pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase of shares of capital stock upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, (C) the issuance, if any, of stock upon exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus or long-term debt of the Company or any of its subsidiaries or (D) as otherwise set forth or contemplated in the Registration Statement or Pricing Prospectus, or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;

(vi)        The Company and its subsidiaries do not own any real property and have good and marketable title to all personal property owned by them (other than with respect to Intellectual Property, which is addressed exclusively in subsection (xxv) of this Section 1(a)), in each case free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them, to the Company’s knowledge, under valid, subsisting and enforceable leases (subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally; (ii) the application of general principles of equity (including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and (iii) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(vii)        Each of the Company and each of its subsidiaries has been (i) duly incorporated or organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of clause (i) with respect to each subsidiary and, in the case of clause (ii) with respect to each of the Company and each subsidiary, where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each Significant Subsidiary of the Company has been listed in the Registration Statement;

(viii)        The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued and outstanding shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholders, have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Prospectus and the Prospectus;

(ix)        The Shares to be issued and sold by the Company have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, except rights that have been complied with or waived in writing as of the date of this Agreement;

(x)        The issue and sale of the Shares to be sold by the Company and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries each as in effect at the First Time of Delivery (as defined in Section 4 hereof), or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (A) and (C) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Shares to be sold by the Company and the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, the approval for listing on NASDAQ (as defined in Section 5(i) hereof) and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xi)        Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xii)        The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Stock, and under the captions “Material U.S. Federal Income Tax

Consequences to Non-U.S. Holders of Our Class A Common Stock” and “Underwriting,” insofar as they purport to describe the provisions of the laws (other than laws, rules and regulations relating to selling restrictions in various foreign jurisdictions) and documents referred to therein, are accurate, complete and fair in all material respects; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(xiii)        Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings or investigations pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xiv)        The Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xv)        At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act;

(xvi)        Ernst & Young LLP, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(xvii)        The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles (“GAAP”) and (iii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that this subsection shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as of an earlier date than it would otherwise be required to so comply under applicable law);

(xviii)        Since the date of the latest audited financial statements included in the Pricing Prospectus, except as disclosed in the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xix)        The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(xx)        This Agreement has been duly authorized, executed and delivered by the Company;

(xxi)         Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, or employee of the Company or any of its subsidiaries, or any agent, affiliate or other person while acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its subsidiaries have implemented policies and procedures reasonably designed to ensure that their businesses are conducted in compliance with Anti-Corruption Laws; neither the Company nor any of its subsidiaries will use, directly or knowingly indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws;

(xxii)        The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxiii)        Except as disclosed during diligence, neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries nor any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is (i) currently the subject or target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury, the United Nations Security Council, or other applicable sanctions authority (collectively, “Sanctions”), (ii) located, organized, or resident in a country or territory that is the subject or target of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine) (each a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares to be sold by the Company hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions prohibiting such funding, or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; except as disclosed during diligence, neither the Company nor any of its subsidiaries is engaged in, or has, at any time in the past five years, engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction, in violation of Sanctions; the Company and its subsidiaries have instituted, and maintain, policies and procedures reasonably designed to promote and achieve continued compliance with Sanctions;

(xxiv)        The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(xxv)        Except as would not have a Material Adverse Effect, the Company and each of its subsidiaries (i) own or otherwise possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, domain names, copyrights and copyright registrations, know-how, rights in software, systems and technology, trade secrets, methods, processes and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property (collectively, “Intellectual Property”) used in the conduct of their respective businesses (such Intellectual Property, the “Company Intellectual Property”), (ii) do not, and have not in the three (3) years prior to the date of this Agreement, through the conduct of their respective businesses, infringe, misappropriate or violate with any Intellectual Property right of others, and, to the knowledge of the Company, no other person is infringing, misappropriating or violating with the Company Intellectual Property; (iii) have not received any written notice of any claim related to Intellectual Property; (iv) have no knowledge of any threatened, and is not party to any, action, suit, proceeding or claim by any third party (A) challenging the ownership, validity, enforceability or scope of any Company Intellectual Property, or (B) alleging that the Company or any of its subsidiaries has infringed, misappropriated or otherwise violated the Intellectual Property rights of any third party; (v) have (A) secured interests in the Company Intellectual Property developed by their employees, consultants, agents and contractors in the course of their service to the Company (including without limitation through the use of written invention assignment or other agreements) and (B) taken commercially reasonable steps to maintain and protect the confidentiality of all material trade secrets and confidential information owned, used or held for use by the Company or any of its subsidiaries (including source code).

(xxvi)        Neither the Company nor any of its subsidiaries has used or distributed, conveyed or made available any Company Intellectual Property that is linked to, embedded, integrated or combined with software that is distributed, issued, made available or otherwise subject to any “free,” “open source” or similar licensing model that requires (or purports to require), as a condition of use, modification, conveyance and/or distribution of such software, that any other software (other than such item of software in its unmodified form) be (a) distributed, conveyed or made available in a form other than binary, (b) licensed for the purpose of preparing derivative works, (c) licensed under terms that allow any products or services or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law), or (d) licensed or distributable at no license fee (any such software, “Open Source Software” and any such requirements, “OSS Requirements”) in any manner that requires, has required or purports to require any Company Intellectual Property to be subject to any OSS Requirements, except as would not reasonably be expected to have a Material Adverse Effect.

(xxvii)        Except as would not have a Material Adverse Effect, (a) the Company and its subsidiaries own or have a valid right to access and use all information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, and including the data stored thereon or processed or transmitted thereby, the “IT Systems”); (b) the Company and its subsidiaries’ IT Systems (i) are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, (ii) have not malfunctioned or failed, and (iii) are free and clear of all bugs, errors, defects, Trojan horses, time bombs, back doors, drop dead devices, malware and other corruptants, including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the IT Systems; (c) the Company and its subsidiaries have implemented and maintained appropriate physical, technical and organizational controls, policies, procedures, and safeguards consistent and in compliance with applicable regulatory standards and industry best practices (including, without limitation, implementing and monitoring compliance with appropriate measures with respect to technical and physical security) to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data, including without limitation, IP addresses, mobile device identifiers, geolocation information and website usage activity data, or that is directly linked to such information (collectively, “Personal Data”)) collected, processed, used, stored, transmitted or disclosed and disposed of in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, nor any incidents under internal review or investigation relating to the same; (d) the Company and its subsidiaries have complied and are presently in compliance, and have reasonable policies and procedures consistent with industry best practices designed to ensure compliance (and take appropriate steps that are reasonably designed to assure compliance with such policies and procedures), with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from loss and against unauthorized use, access, misappropriation, modification, disclosure, loss or other misuse; and (e) the Company and its subsidiaries have implemented reasonable backup and disaster recovery technology consistent with applicable regulatory standards and industry best practices;

(xxviii)        No labor dispute with or disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company is threatened; and neither the Company nor any of its subsidiaries has received written notice of any existing, threatened or imminent labor disturbance by the employees of any of its principal vendors, partners or contractors except, as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect;

(xxix)        (A) Each Plan (as defined below) sponsored by the Company or any of its subsidiaries has been sponsored, maintained and contributed to in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Internal Revenue Code of 1986, as amended (the “Code”), except for noncompliance that would not reasonably be expected to have a Material Adverse Effect; (B) no non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan sponsored by the Company or any of its subsidiaries that would reasonably be expected to have a Material Adverse Event; (C) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, has occurred or is reasonably expected to occur that would reasonably be expected to have a Material Adverse Event; (D) no “reportable event” (within the meaning of Section 4043(c) of ERISA, other than those events as to which notice is waived) has occurred or is reasonably expected to occur that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (E) neither the Company nor any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) has incurred, or is reasonably expected to incur, any liability under Title IV of ERISA

(other than contributions to any Plan or any Multiemployer Plan (as defined below) or premiums to the Pension Benefit Guaranty Corporation (the “PBGC”), in the ordinary course and without default) in respect of a Plan or a Multiemployer Plan, except as would not reasonably be expected to have a Material Adverse Effect; and (F) there is no pending audit or investigation by the Internal Revenue Service, the Department of Labor, the PBGC or any other governmental agency or any foreign regulatory agency with respect to any Plan sponsored by the Company or any of its subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur, except as would not reasonably be expected to have a Material Adverse Effect: (x) an increase in the aggregate amount of contributions required to be made to all Plans by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; or (y) an increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 715) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year. For purposes of this paragraph, (i) the term “Plan” means an employee benefit plan, within the meaning of Section 3(3) of ERISA, subject to Title IV of ERISA, but excluding any Multiemployer Plan, sponsored, maintained or contributed to (or required to be contributed to) by the Company or any member of its Controlled Group and (ii) the term “Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA that is contributed to or required to be contributed to by the Company or any member of its Controlled Group;

(xxx)        Except in all cases where such violation, claim, request, notice, proceeding, investigation or material capital expenditure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any applicable statute, law, regulation, ordinance, code or order of or with any governmental agency or body or any court, domestic or foreign, in each case, having jurisdiction over the Company or such subsidiary, relating to the use, management, disposal or release of hazardous or toxic substances or wastes or relating to pollution or the protection of the environment or human health or relating to exposure to hazardous or toxic substances or wastes (collectively, “Environmental Laws”), (B) neither the Company nor any of its subsidiaries has received any written claim, written request for information or written notice of liability or investigation arising under, relating to or based upon any Environmental Laws, (C) neither the Company nor any of its subsidiaries is aware of any pending or threatened notice, claim, proceeding or investigation which might lead to liability under Environmental Laws, (D) the Company does not anticipate incurring material capital expenditures relating to compliance with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, investigation or closure of properties or compliance with Environmental Laws or any permit, license, approval, any related constraints on operating activities and any potential liabilities to third parties), and (E) neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended or is otherwise aware of contamination that would reasonably be expected to result in a claim against the Company or any of its subsidiaries under any Environmental Laws;

(xxxi)     The Company and each of its subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date hereof or have requested extensions thereof and have paid all taxes required to be paid (except for cases in which the failure to file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect); and no tax deficiency has been determined adversely to the Company or any of its subsidiaries (nor has the Company or any of its subsidiaries received written notice of any tax deficiency that will be assessed or, to the Company’s knowledge, has been proposed by any taxing authority, which could reasonably be expected to be determined adversely to the Company or its subsidiaries), except for cases where a tax deficiency would not reasonably be expected to have a Material Adverse Effect;

(xxxii)        No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith as of the date when such statement was made or reaffirmed, as applicable;

(xxxiii)        There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act with which the Company is required to comply as of the Applicable Time, and the Company currently plans to take reasonable steps designed to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act that will become applicable to the Company subsequent to the Applicable Time;

(xxxiv)        Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Shares;

(xxxv)        The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;

(xxxvi)        The Company and its subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and customary in the businesses in which they are engaged and as required by applicable law; and the Company and its subsidiaries reasonably believe that they will be able to renew each’s existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

(xxxvii)        From the time of the initial confidential submission of a registration statement relating to the Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);

(xxxviii)        There is no debt of, or guaranteed by, the Company or any of its subsidiaries that is rated by a “nationally recognized statistical rating organization,” as that term is defined by in Section 3(a)(62) of the Exchange Act;

(xxxix)        (A) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act, except as have been validly waived or complied with and (B) the holders of outstanding shares of the Company’s capital stock are not entitled to preemptive or other rights to subscribe for the Shares that have not been complied with or otherwise effectively waived;

(xl)            There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other similar payment in connection with this offering;

(xli)            The Company has not sold, issued or distributed any shares of capital stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, except in each case, that are disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus.

(b)            Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i)            All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement referred to below, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained except for the registration under the Act of the Shares and such consents, approvals, authorizations and order as may be required under state or non-US securities or blue sky laws, the rules and regulations of FINRA or the approval for listing on the Exchange or such other approvals as have been or will be made or obtained on or prior to the First Time of Delivery; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(ii)            The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (B) nor will such action result in any violation of the provisions of (i) [the certificate of incorporation or bylaws of such Selling Stockholder if such Selling Stockholder is a corporation] [,] [the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership] (or similar applicable organizational document) or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any property or assets of such Selling Stockholder, except, in the case of each of (A) and (B)(ii), for such conflicts, breaches and violations that, individually or in the aggregate, would not reasonably be expected to materially impact the ability of such Selling Stockholder to perform its obligations under this Agreement;

(iii)            Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(iv)            On or prior to the date of the Pricing Prospectus, such Selling Stockholder has executed and delivered to the Underwriters an agreement substantially in the form of Annex II hereto.

(v)            Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vi)            To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, it being understood and agreed that the only such information consists of the legal name of such Selling Stockholder, the number of Shares beneficially owned by such Selling Stockholder before the offering and the number of Shares offered by such Selling Stockholder, and the address and other information with respect to such Selling Stockholder (excluding percentages) which appear in the Registration Statement, the Pricing Prospectus or any Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (with respect to each Selling Stockholder, the “Selling Stockholder Information”), such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vii)            In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 or applicable Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(viii)            Certificates in negotiable form or book-entry securities entitlements representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

(ix)            The Shares held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates representing the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;

(x)            Such Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions, or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Money Laundering Laws or any Anti-Corruption Laws;

(xi)            Such Selling Stockholder is not prompted by any material non-public information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement; and

(xii)             Such Selling Stockholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

2.            Subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $[●], the number of Firm Shares as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by such Underwriter so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [●] Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.            Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4.            (a) The Shares to be purchased by each Underwriter hereunder, in book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Custodian to the Representatives at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on [●], 2021 or such other time and date as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in each written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b)            The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(j) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other location, including remotely via electronic means, as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing (the “Closing Location”) at such Time of Delivery. A meeting will be held at the Closing Location at [●] p.m., New York time, on the New York Business Day next preceding such Time of Delivery, or such other time and date as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.            The Company agrees with each of the Underwriters:

(a)            To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you in writing promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all materials required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary

Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

(b)            Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required), subject itself to taxation for doing business in any jurisdiction in which it is not otherwise subject to taxation or file a general consent to service of process in any jurisdiction (where not otherwise required);

(c)            Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by applicable law at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by applicable law to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)            To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)(1)        During the period beginning from the date hereof and continuing to and including the date that is the earlier of (i) the commencement of trading on the day that is 180 days after the date of the Prospectus or (ii) the commencement of trading on the second full Trading Day (as defined below) following the Company’s second public release of quarterly or annual financial results (which for this purpose shall not include “flash” numbers or preliminary, partial earnings) following the date of the Prospectus (the “Lock-Up Period”), not to, without the prior written consent of Goldman Sachs & Co. LLC, (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit (except for any confidential submission for which the Company provides notice to Goldman Sachs & Co. LLC at least five business days before the date of the confidential submission) to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, or (iii) publicly disclose the intention to take any of the actions restricted by clause (i) or (ii) above; provided, however, that the restrictions in the foregoing sentence shall not apply to (a) the Shares to be sold hereunder; (b) the issuance by the Company of shares of Stock upon the exercise of an option or warrant, the vesting or settlement of restricted stock units or the conversion or exchange of the shares of convertible preferred stock outstanding as of the date of this Agreement and described in the Pricing Prospectus or pursuant to the Company’s equity plans described in the Pricing Prospectus; (c) the issuance by the Company of shares of Stock upon the conversion of shares of Class B common stock and the reclassification of the Company’s outstanding common stock into shares of Class B common stock; (d) the grant of stock options, restricted stock units or other equity awards pursuant to the Company’s equity plans described in the Pricing Prospectus; (e) the issuance, offer or entry into an agreement providing for the issuance of Shares or any security convertible into or exercisable for Shares in connection with an acquisition by the Company of the securities, business, technology, property or other assets of another person or entity or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, and the issuance any such securities pursuant to such agreement; (f) the issuance, offer or entry into any agreement providing for the issuance of Shares or any security convertible into or exercisable for Shares in connection with joint ventures, commercial relationships or other strategic transactions, and the issuance of any such securities pursuant to any such agreement; and (g) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to the Company’s equity plans in effect as of the First Time of Delivery and are described in the Pricing Prospectus or any assumed employee benefit plan contemplated by clause (e) above; provided, further, that, (i) in the case of clauses (e) and (f), the aggregate number of shares of Stock that the Company may sell or issue or agree to sell or issue shall not exceed 5% of the total number of shares of common stock outstanding immediately following the completion of the offering contemplated by this Agreement; (ii) in case of clauses (b), (c), (d), (e) and (f), the Company shall (x) cause each recipient of such securities to execute and deliver to the Representatives, on or prior to the issuance of such securities, a lock-up letter substantially in the form of Annex II hereto (“Lock-Up Agreements”), unless such recipient is already bound by a Lock-Up Agreement or a Market Standoff Provision (as defined and described in Section 8(i)), and (y) enter stop transfer instructions with the Company’s transfer agent and registrar on such securities, which the Company agrees it will not waive or amend without the prior written consent of Goldman Sachs & Co. LLC. For purposes of this Section 5(e)(1), the term “Trading Day” means a day on which the NASDAQ is open for the buying and selling of securities.

(2)            If Goldman Sachs & Co. LLC, in its sole discretion, agrees to release or waive the restrictions in the Lock-Up Agreements delivered pursuant to Section 1(b)(iv) or Section 8(i) hereof, in each case for an executive officer or director of the Company, and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver.

(f)            During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that no reports, documents or other information need to be furnished pursuant to this Section 5(f) to the extent they are available on EDGAR;

(g)            During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request and as are prepared by the Company in the normal course of business (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, however, that no reports, documents or other information need to be furnished pursuant to this Section 5(g) to the extent they are available on EDGAR;

(h)            To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i)            To use its commercially reasonable best efforts to list for quotation the Shares on the Nasdaq Global Select Market (“NASDAQ”);

(j)            To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k)            If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 C.F.R. 202.3a);

(l)            Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that such Underwriter agrees to comply with the Company’s usage guidelines with respect to the use of any such intellectual property of the Company; and provided, further, that the License shall be used solely for the purpose described above, is granted without any fee, may not be assigned or transferred and shall terminate at the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery;

(m)            To promptly notify you if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery; and

(n)            If any Selling Stockholder is not a United States person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (i) at or prior to the First Time of Delivery, a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated no more than 30 days prior to the First Time of Delivery, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), and (ii) within 30 days following the First Time of Delivery, proof of delivery to the Internal Revenue Service of the required notice, as described in Treasury Regulations Section 1.897-2(h)(2).

6.            (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(a) hereto;

(b)            The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c)            The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission, provided, however, that this covenant shall not apply to any statements or omissions in any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication made in reliance upon and in conformity with any Underwriter Information or Selling Stockholder Information;

(d)            The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communication, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(c) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e)            Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act.

7.                The Company and each of the Selling Stockholders covenants and agrees with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants and one counsel for the Selling Stockholders in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Shares on NASDAQ; (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares; provided, however, that the fees and disbursements of counsel for the Underwriters pursuant to clauses (iii) and (v) above shall not exceed $40,000 in the aggregate; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares and any Testing-the-Waters Communication; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder with respect to (i) any fees and expenses of counsel for such Selling Stockholder other than those being paid for by the Company, (ii) any underwriting discounts or commissions with respect to the Shares sold by such Selling Stockholder, and (iii) all taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, lodging, travel and meal expenses (including for potential investors) in connection with any roadshow, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. The provisions of this Section 7 shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have with each other for the allocation of costs, fees and expenses amongst the Company and the Selling Stockholders.

8.            The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their reasonable discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders, but only with respect to the Shares to be sold by such Selling Stockholders herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed as of the Applicable Time and such Time of Delivery, and the following additional conditions:

(a)            The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule

462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)            Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to you such written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)            Cooley LLP, counsel for the Company, shall have furnished to you their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to you;

(d)            The respective counsel for each of the Selling Stockholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the First Time of Delivery, in form and substance satisfactory to you.

(e)            (i) On the date of the Prospectus, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(ii) On the date of the Prospectus and also at each Time of Delivery, the Company shall have furnished to you a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance satisfactory to you;

(f)            (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (A) the exercise or settlement, if any, of stock options or restricted stock units (including any “net” or “cashless” exercises or settlements), or the award, if any, of stock options, restricted stock units, restricted stock or other awards, in each case pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus, (B) the repurchase of shares of capital stock upon termination of a holders’ employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company, (C) the issuance by the Company of securities convertible into, exchangeable for or that represent that right to receive shares of common stock on the date of the Pricing Prospectus, in each case as described in the Pricing Prospectus and Prospectus or (D) the issuance, if any, of stock upon conversion or exercise of Company securities as described in the Pricing Prospectus and the Prospectus or long-term debt of the Company or any of its subsidiaries or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(g)            On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h)            The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on NASDAQ, subject to official notice of issuance;

(i)            The holders of substantially all of the shares of Stock or securities convertible into or exercisable or exchangeable for Stock (calculated based on the number of shares of Stock outstanding immediately prior to the date of this Agreement) (A) have delivered executed copies of a Lock-Up Agreement in form and substance satisfactory to you, to the Representatives as of the date hereof, or (B) are bound by market standoff provisions that are enforceable by the Company pursuant to which such holders cannot or have agreed not to sell, contract to sell or otherwise transfer or dispose of such holder’s securities during the Lock-Up Period without the consent of the Company (“Market Standoff Provisions”). Each such Market Standoff Provision is in full force and effect as of the date hereof and shall remain in full force and effect during the Lock-Up Period; provided, however, that this provision shall not prevent the Company from effecting such a waiver or amendment to permit a transfer of securities which would be permissible if such securities were subject to the terms of the Lock-Up Agreement;

(j)            The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(k)            The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers or an attorney-in fact of or on behalf of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of its and their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 8; and

(l)            FINRA shall have confirmed that it has not raised any objection with respect to the fairness and the reasonableness of the underwriting terms and arrangements relating to the offering of the Shares.

9.            (a) The Company will indemnify and hold harmless each Underwriter and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Selling Stockholder for any reasonable and documented legal or other expenses incurred by such Underwriter or Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.

(b)            Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any roadshow or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Selling Stockholder Information; and will reimburse each Underwriter and the Company for any legal or other expenses reasonably incurred by such Underwriter or the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Underwriter Information; provided further, that the liability of such Selling Stockholder pursuant to this Section 9(b) shall not exceed the net proceeds (net of any underwriting discounts and commissions, but before deducting expenses) from the sale of the Shares sold by such Selling Stockholder hereunder (the “Selling Stockholder Proceeds”) less any amounts that such Selling Stockholder is obligated to contribute pursuant to Section 9(e) below.

(c)            Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow, or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession figures appearing in the fifth paragraph under the caption “Underwriting” and the information contained in the ninth, tenth and eleventh paragraphs under the caption “Underwriting.”

(d)            Promptly after receipt by an indemnified party under subsection (a), (b), or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable and documented costs of investigation; provided that in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded upon advice of counsel that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)            If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint and the Selling Stockholders obligations in this subsection (e) to contribute are several in proportion to their Selling Stockholder Proceeds and not joint.

(f)            The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

(g)            Notwithstanding anything to the contrary in this Agreement, the aggregate liability of each Selling Stockholder under such Selling Stockholder’s representations and warranties contained in Section 1(b) hereof, under any certificate delivered pursuant to this Agreement, under the indemnity and contribution agreements contained in Section 9 or otherwise pursuant to this Agreement shall not exceed the Selling Stockholder Proceeds received by such Selling Stockholder, except in the case of fraud or willful misconduct by such Selling Stockholder.

10.            (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company or a Selling Stockholder notifies you that it has so arranged for the purchase of such Shares, you or the Company or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.            The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Stockholders, and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

12.            If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter, except as provided in Sections 7 and 9 hereof; but, if for any other reason (other than those set forth in clauses (i), (iii), (iv) or (v) of Section 8(g)), any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through you for all reasonable and documented out-of-pocket expenses approved in writing by you, including reasonable and documented fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.            In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you as the Representatives in care of (a) Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Equity Syndicate Desk, with a copy to the Legal Department; (b) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: (fax: (212) 622-8358), Attention Equity Syndicate Desk; (c) Barclays Capital Inc., 745 Seventh Avenue, New York, New York, 10019, Attention: Syndicate Registration; if to any Selling Stockholder shall be delivered or sent by mail or facsimile transmission to each of the Attorneys-in-Fact named in the Power of Attorney, c/o the Company at the address set forth on the cover of the Registration Statement, Attention: General Counsel, with a copy, which shall not constitute notice, to Whalen LLP, 1601 Dove Street, Suite 270, Newport Beach, California 92660; and if to the Company shall be delivered or sent by mail or email to the address of the Company set forth on the cover of the Registration Statement, Attention: Secretary; with a copy to generalcounsel@braze.com and if to any equityholder that has delivered a Lock-Up Agreement described in Section 8(i) hereof shall be delivered or sent by mail to his or her respective address as such equityholder provides in writing to the Company, which the Company shall provide to the Representatives promptly upon request; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request; provided, further, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to you as one of the Representatives at Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.            This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, or any director, officer or employee of any Underwriter and each person who controls such Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.            Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16.            The Company and the Selling Stockholders acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement, (iv) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and each Selling Stockholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.

17.            This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.

18.            This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. The Company and each Selling Stockholder agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each Selling Stockholder agrees to submit to the jurisdiction of, and to venue in, such courts.

19.            The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.            This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

21.            Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney that authorizes such Attorney-in-Fact to take such action.

[Remainder of page intentionally left blank]

Very truly yours,

Braze, Inc.

By:
Name:
Title:

Selling Stockholders, acting severally

By:
Name:
Title:

As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement

[Signature page to Underwriting Agreement]

Accepted as of the date hereof:

Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

Barclays Capital Inc.

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
Piper Sandler & Co.
William Blair & Company, L.L.C.
Canaccord Genuity LLC
Cowen and Company, LLC
JMP Securities LLC
Needham & Company, LLC
Oppenheimer & Co. Inc.
Raymond James & Associates, Inc.
Loop Capital Markets LLC

Total

SCHEDULE II

Total Number of Firm Shares to be Sold
The Company.
The Selling Stockholder(s):
[Name of Selling Stockholder](a)
[Name of Selling Stockholder](b)
[Name of Selling Stockholder](c)
[Name of Selling Stockholder](d)
[Name of Selling Stockholder](e)

Total

(a)

This Selling Stockholder is represented by [Name and Address of Counsel] and has appointed [Names of Attorneys-in-Fact (not less than two)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

(b)

This Selling Stockholder is represented by [Name and Address of Counsel] and has appointed [Names of Attorneys-in-Fact (not less than two)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

(c)

This Selling Stockholder is represented by [Name and Address of Counsel] and has appointed [Names of Attorneys-in-Fact (not less than two)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

(d)

This Selling Stockholder is represented by [Name and Address of Counsel] and has appointed [Names of Attorneys-in-Fact (not less than two)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

(e)

This Selling Stockholder is represented by [Name and Address of Counsel] and has appointed [Names of Attorneys-in-Fact (not less than two)], and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

SCHEDULE III

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Electronic roadshow dated [●], 2021.

(b) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per share for the Shares is $[●].

The number of Shares purchased by the Underwriters is [●].

[Add any other pricing disclosure.]

(c)         Written Testing-the-Waters Communications:

Testing-the-Waters presentation dated June 28, 2021

Testing-the-Waters presentation dated October 8, 2021

Testing-the-Waters presentation dated October 13, 2021

ANNEX I

[Form of Press Release]

[Company]

[Date]

Braze, Inc. (the “Company”) announced today that Goldman Sachs & Co. LLC, in the Company’s recent public sale of [                ] shares of the Company’s Class A common stock, is [waiving] [releasing] a lock-up restriction with respect to                shares of the Company’s Class A common stock held by [certain officers or directors] [an officer or director] of the Company.    The [waiver] [release] will take effect on                ,                20    , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

I-1

ANNEX II

Braze, Inc.

Lock-Up Agreement

                , 2021

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Barclays Capital Inc.

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:	Braze, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), with Braze, Inc., a Delaware corporation (the “Company”), and the selling stockholders named in Schedule II to the Underwriting Agreement, providing for a public offering (the “Public Offering”) of shares (the “Shares”) of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this letter (this “Lock-Up Agreement”) and continuing to and including the date that is the earlier of (i) the commencement of trading on the day that is 180 days after the date set forth on the final prospectus used to sell the Shares (the “Public Offering Date”) or (ii) the commencement of trading on the second full Trading Day (as defined below) following the Company’s second public release of quarterly or annual financial results (which for this purpose shall not include “flash” numbers or preliminary, partial earnings) following the Public Offering Date (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any

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of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any shares of Class A Common Stock or Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and, collectively with the Class A Common Stock, “Common Stock”), or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such shares or Derivative Instruments now owned or hereafter acquired by the undersigned, owned directly or indirectly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the “Undersigned’s Shares”), (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock or Derivative Instruments, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (iii) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or (iv) otherwise publicly announce any intention to engage in or cause any action or activity described in clause (i) above or transaction or arrangement described in clause (ii) above. The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period. For the avoidance of doubt, the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the Public Offering.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an executive officer or director of the Company, (i) Goldman Sachs & Co. LLC agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, Goldman Sachs & Co. LLC will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by Goldman Sachs & Co. LLC hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect as to the transferor at the time of the transfer.

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Notwithstanding the foregoing, the undersigned may:

(a) transfer the Undersigned’s Shares:

(i) as a bona fide gift or gifts, or for bona fide estate planning purposes;

(ii) (A) if the undersigned is an individual, (1) to any member of the undersigned’s immediate family (as defined below), (2) to any trust for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned or (3) to any corporation, partnership, limited liability company, investment fund, trust or other entity controlled or managed by the undersigned, or (B) if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(iii) upon death or by will, testamentary document or the laws of intestate succession;

(iv) in connection with the sale of the Undersigned’s Shares (A) acquired in the Public Offering or (B) acquired in open market transactions after the Public Offering Date;

(v) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, and including the subsidiaries of the undersigned) of the undersigned, (B) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) or (C) as part of a distribution by the undersigned to its stockholders, limited partners, general partners, limited liability company members or other equityholders or to the estate of any such stockholders, limited partners, general partners, limited liability company members or equityholders;

(vi) in connection with the vesting and settlement of restricted stock units (including, but not limited to, transfers to the Company for the net settlement of restricted stock units) or in connection with the exercise of options to purchase the Company’s securities (including, but not limited to, a transfer to the Company on a “cashless” or “net exercise” basis), in each case (A) to the Company or other persons to satisfy any tax, including estimated tax, remittance, withholding or other payment obligations of the undersigned arising in connection with the vesting and settlement of restricted stock units or the payment due for the exercise of options, (B) to the extent permitted by the instruments representing such restricted stock units or options and (C) for so long as such restricted stock unit or option is outstanding as of the date of the Prospectus and is disclosed in the Prospectus; provided that any shares of Common Stock received upon exercise, vesting or settlement of the option or restricted stock unit remain subject to the terms of this Lock-Up Agreement;

(vii) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a change of control (as defined below) of the Company; provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the Undersigned’s Shares shall remain subject to the provisions of this Lock-Up Agreement;

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(viii) by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(ix) in connection with (a) the conversion or reclassification of the shares of outstanding preferred stock into shares of Class B Common Stock, (b) the conversion of shares of outstanding Class B Common Stock into shares of Class A Common Stock or (c) the exercise of outstanding warrants, in each case, outstanding as of the date of, and described in, the Pricing Prospectus (including the conversion and the exercise thereof in connection with the closing of the Public Offering); provided that the securities received upon such conversion, reclassification or exercise, as applicable, remain subject to the terms of this Lock-Up Agreement;

(x) to the Company, in connection with the repurchase of shares of Common Stock issued pursuant to an employee benefit plan disclosed in the Pricing Prospectus or pursuant to the agreements pursuant to which such shares were issued as disclosed in the Pricing Prospectus or the Registration Statement, in each case, upon termination of the undersigned’s relationship with the Company;

(xi) to the Underwriters pursuant to the Underwriting Agreement; or

(xii) with the prior written consent of Goldman Sachs & Co. LLC on behalf of the Underwriters;

provided that (A) in the case of clauses (i), (ii), (iii), (v) and (viii) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, agrees in writing to be bound by the restrictions set forth herein, and there shall be no further transfer of such securities except in accordance with this Lock-Up Agreement, (B) in the case of clauses (i), (ii), (iii) and (v) above, such transfer shall not involve a disposition for value, (C) in the case of clauses (i), (ii), (iii), (iv) and (v) above, no filing under Section 16 of the Exchange Act, or other public filing, report or announcement shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer or distribution and (D) in the case of clauses (vi), (viii), (ix) and (x), no public announcement or filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure shall be made during the Lock-Up Period, unless such filing is required and clearly indicates in the footnotes thereto that the securities received upon such transfer are subject to a lock-up agreement with the Underwriters of the Public Offering and that the transfer was in connection with the circumstances described in clause (vi), (viii), (ix) or (x), as the case may be; and

(b) enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act after the date of this Lock-Up Agreement relating to the transfer, sale or other disposition of the Undersigned’s Shares, if then permitted by the Company; provided that the securities subject to such plan may not be transferred until after the expiration of the Lock-Up Period (other than pursuant to an Early Lock-Up Release (as defined below)) and no public announcement or filing under the Exchange Act, or any other public filing or announcement, shall be required or shall be voluntarily made regarding the establishment of such plan during the Lock-Up Period.

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer in one transaction or a series of related transactions, to a “person” (as defined in Section 13(d)(3) of the Exchange Act) or group of persons (other than the Company) of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would become the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the outstanding voting securities of the Company (or the surviving entity).

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For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin.

The undersigned now has, and, except as contemplated by clause (a) above or pursuant to an Early Lock-Up Release, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares of Common Stock except in compliance with the terms of this Lock-Up Agreement.

In addition, and notwithstanding the provisions of the second paragraph of this Lock-up Agreement:

(1) if the undersigned is (A) a current or former employee of the Company or any of its subsidiaries or (B) a current or former contractor, consultant or advisor of the Company or any of its subsidiaries (in each case excluding any members of the Company’s Board of Directors, executive officers of the Company and all individuals associated or affiliated with any institutional investors in the Company), each determined by the Company as of the day of the early lock-up release described below (collectively, the “Early Release Employee Group”), then the Lock-Up Period shall expire with respect to a number of shares of Common Stock and vested stock options held by the undersigned equal to 20% of the aggregate number of issued and outstanding shares of Common Stock, stock options and other equity of the Company held by the undersigned, including securities that are held by any trust for the direct or indirect benefit of the holder or of an immediate family member of the holder (collectively, the “Eligible Securities”), in each case to the extent received in their capacity as an Early Release Employee Group member, measured as of the date of release, at the commencement of trading on the 50th day after the Public Offering Date; provided that the Company may, in its discretion, extend the release date as reasonably needed for administrative processing; and

(2) if the undersigned is not a member of the Early Release Employee Group, then the Lock-Up Period shall expire with respect to a number of shares of Common Stock and vested stock options held by the undersigned equal to 20% of the Eligible Securities held by the undersigned, measured as of the date of release, at the commencement of trading on the date that is two Trading Days after the date that the closing price of the Class A Common Stock on the Nasdaq Global Select Market exceeds 120% of the initial public offering price of the Shares to the public as set forth on the cover page of the final prospectus for the Public Offering on at least 10 Trading Days in any 15-day Trading Day period (including the last Trading Day of such period) ending on or after the 48th day after the Public Offering Date; provided that, for the avoidance of doubt, no sale pursuant to this paragraph (2) shall occur earlier than the commencement of trading on the 50th day after the Public Offering Date; provided, further, that the Company may, in its discretion, extend the release date as reasonably needed for administrative processing. The Company will publicly announce the date of the early release described in this paragraph following the close of trading on the date that is at least two Trading Days prior to such early release.

For purposes of this Lock-Up Agreement, a “Trading Day” is a day on which the Nasdaq Global Select Market is open for the buying and selling of securities, and “Early Lock-Up Release” shall mean the early release of any of the undersigned’s Shares from the restrictions of this Lock-Up Agreement in accordance with the foregoing paragraphs (1) and (2). Notwithstanding anything else in this paragraph, (i) no Early Lock-Up Release shall occur prior to January 1, 2022 and (ii) the Company may elect, by written notice to Goldman Sachs & Co. LLC at least two Trading Days before any Early Lock-Up

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Release (and, in any case, prior to publicly announcing such delay), that no such Early Lock-Up Release will occur or that such Early Lock-Up Release shall be delayed. If the Company so elects that an Early Lock-Up Release will not occur or will be delayed, the Company will publicly announce such decision at least two Trading Days prior to the date scheduled for such Early Lock-Up Release.

The undersigned acknowledges and agrees that, to the extent that any terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any prior investor rights agreement, prior registration rights agreement, prior market standoff agreement or any other prior lock-up or similar prior agreement to which the undersigned and the Company may be a party, such terms of this Lock-Up Agreement shall be enforced and the undersigned hereby waives its right to enforce any such conflicting term in any prior agreement. The undersigned hereby waives any and all notice requirements and rights with respect to the registration of securities pursuant to any agreement, understanding or anything otherwise setting forth the terms of any security of the Company held by the undersigned, including any investor rights agreement or registration rights agreement to which the undersigned and the Company may be party; provided, however, that such waiver shall apply only to the proposed Public Offering and any other action taken by the Company in connection with the proposed Public Offering, including without limitation the filing by the Company of any registration statement on Form S-8 providing for the registration for reoffer and resale of shares of Common Stock owned by eligible securityholders of the Company during the Lock-Up Period.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

The undersigned hereby consents to receipt of this Lock-Up Agreement in electronic form and understands and agrees that this Lock-Up Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement will automatically terminate and the undersigned will be released from all obligations hereunder upon the earliest to occur, if any, of (i) the Company advises the Representatives in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, (ii) the Company files an application with the SEC to withdraw the registration statement related to the Public Offering, (iii) the Underwriting Agreement is executed but is then terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the Shares to be sold thereunder, or (iv) December 31, 2021, in the event that the Underwriting Agreement has not been executed by such date; provided, however, that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to six additional months.

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The Company is an express third-party beneficiary of this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

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Very truly yours,
If signing in an individual capacity:

Exact Name of Shareholder

Authorized Signature

Title

If not signing in an individual capacity:

Exact Name of Shareholder

Name of Authorized Signatory (Print)

Authorized Signature

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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